Exhibit 99.1

LOCKHEED MARTIN CORPORATION

2006 MANAGEMENT INCENTIVE COMPENSATION PLAN

(Performance-Based)

As Amended January 28, 2010

ARTICLE I

PURPOSE OF THE PLAN

This Plan is established to provide a further incentive to selected Employees to promote the success of Lockheed Martin Corporation by providing an opportunity to receive additional compensation for performance measured against individual and business unit goals. The Plan is intended to achieve the following:

1.	Improve cost effectiveness.

2.	Stimulate employees to work individually and as teams to meet objectives and goals consistent with enhancing shareholder value.

3.	Facilitate the Company’s ability to retain qualified employees and to attract top executive talent.

4.	Establish performance goals within the meaning of Section 162(m) of the Internal Revenue Code.

ARTICLE II

STANDARD OF CONDUCT AND PERFORMANCE EXPECTATION

1.	It is expected that the business and individual goals and objectives established for this Plan will be accomplished in accordance with the Company’s policy on ethical conduct in business with the U.S. Government and all other customers. It is a prerequisite before any award can be considered that a Participant will have acted in accordance with the Lockheed Martin Corporation Code of Ethics and Business Conduct and fostered an atmosphere to encourage all employees acting under the Participants’ supervision to perform their duties in accordance with the highest ethical standards. Ethical behavior is imperative. Thus, in achieving one’s goals, the Participant’s individual commitment and adherence to the Company’s ethical standards will be considered paramount in determining awards under this Plan.

2.	Plan Participants whose individual performance is determined to be unacceptable are not eligible to receive Incentive Compensation awards.

ARTICLE III

DEFINITIONS

1.	ANNUAL SALARY – The regular base salary of a Participant during a fiscal year of the Company, determined by multiplying by 52 the Participant’s weekly base salary rate effective during the first full pay period in December preceding the year of payment, but excluding any Incentive Compensation, commissions, over-time payments, payments under work-week plan, indirect payments, retroactive payments not affecting the base salary or applicable to the current year, and any other payments of compensation of any kind.

2.	BOARD OF DIRECTORS – The Board of Directors of the Company.

3.	CODE – The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

4.	COMMITTEE – The Management Development & Compensation Committee of the Board of Directors as from time to time appointed or constituted by the Board of Directors.

5.	COMPANY or CORPORATION – Lockheed Martin Corporation and those subsidiaries of which it owns directly or indirectly 50% or more of the voting stock or other equity.

6.	CORPORATE SALARY BOARD – as defined in CPS-504, the corporate Senior Vice President Human Resources and the Chairman, President & Chief Executive Officer.

7.	DISABILITY – Termination of employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Company’s long-term disability plan in which the Participant is enrolled (or, if not a participant in a Company-sponsored long-term disability plan, under circumstances which would result in the Participant becoming eligible for benefits using the standards set forth in the Company’s plan).

8.	ELECTED OFFICER – An Employee who has been elected as an officer by the Board of Directors.

9.	EMPLOYEE – Any person who is employed by the Company and who is paid a salary as distinguished from an hourly wage. The term “Employee” includes only those individuals that the Company classifies on its payroll records as Employees and does not include consultants, independent contractors, leased employees, co-op students, interns, temporary or casual employees, individuals paid by a third party or other individuals not classified as an Employee by the Company. Notwithstanding the foregoing, the term “Employee” shall not include any employee who, during any part of such year, was represented by a collective bargaining agent.

10.	INCENTIVE COMPENSATION – A payment made pursuant to this Plan.

11.	INDIVIDUAL PERFORMANCE FACTORS – The performance factor assigned to a Participant as set forth in Section C of Exhibit A.

12.	ORGANIZATIONAL PERFORMANCE FACTOR – The performance factor assigned to the Company, a Business Area or a Business Unit as set forth in Section D of Exhibit A.

13.	PARTICIPANT – Any Employee selected to participate in the Plan in accordance with its terms.

14.	PLAN – This 2006 Lockheed Martin Corporation Management Incentive Compensation Plan (Performance Based).

15.	PLAN YEAR – A calendar year.

16.	REQUIRED APPROVER – (a) the Committee in the case of the Chief Executive Officer; (ii) the Corporate Salary Board in the case of a vice president (whether appointed or elected); (iii) the relevant business area Executive Vice President in the case of a director level or lower level Employee working in a business area; (iv) the Elected Officer serving as the head of a corporate function in the case of all director level or lower level Employees assigned to that corporate function.

17.	RESTRICTED EMPLOYEE – An Employee who either (i) is an Elected Officer, or (ii) at the time of a payment under this Plan, is the recipient of a Long Term Incentive Performance Award under the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan with a performance period yet to be completed.

18.	RETIREMENT – Retirement under the terms of a Company-sponsored pension plan or for Employees who do not participate in a pension plan, termination from employment with the Company following the attainment of age 55 and five years of service.

19.	SUBCOMMITTEE – A subcommittee of the Committee, composed solely of two or more outside directors of the Company (within the meaning of Section 162(m) (4) (C)) or the entire Committee if all members of the Committee are outside directors.

20.	TARGET LEVEL – The target levels specified in Section B of Exhibit A.

ARTICLE IV

ELIGIBILITY FOR PARTICIPATION

Those Employees who through their efforts are able to contribute significantly to the success of the Company in any given Plan Year will be considered eligible for selection for participation in the Plan with respect to that Plan Year. Participants are selected each Plan Year based on recommendations by the Required Approver, subject to the approval of the Chief Executive Officer. Those eligible shall include only those Employees considered by the Committee to be key Employees of the Company. No member of the Committee shall be eligible for participation in the Plan.

ARTICLE V

INCENTIVE COMPENSATION PAYMENTS

1.	CALCULATION OF PAYMENTS – Incentive Compensation payments to Participants shall be calculated in accordance with the formula and procedures set forth in Exhibits A and B hereto. All such payments shall be in cash.

2.	TARGETS – At the beginning of each Plan Year or in connection with an internal promotion or an employment offer made later in a Plan Year, the Required Approver, subject to review by the Chief Executive Officer, shall identify the Employees eligible for participation in the Plan for that Plan Year and designate a Target Level for each Employee so designated. Changes to previously approved target levels for Vice Presidents (whether elected or appointed) must be approved by the Corporate Salary Board, subject to approval by the Committee in the case of an elected vice president.

3.	INDIVIDUAL PERFORMANCE FACTORS – Each Employee designated as eligible for participation for a particular Plan Year shall identify individual performance goals for that Plan Year on or before March 30 of that Plan Year (or within 30 days of designation as a Participant by the Required Approver or assumption of a new position with eligibility for participation in the Plan, whichever is later). As soon as practicable following the end of the Plan Year, the performance of each Participant is evaluated in the respective Business Area or corporate functional area in light of the individual’s performance goals and assigned an Individual Performance Factor as provided for in Exhibit A, subject to approval by the Chief Executive Officer. The Individual Performance Factors for elected corporate officers, other than the Chief Executive Officer, shall be determined by the Chief Executive Officer as provided in Exhibit A, subject to approval by the Committee. The Individual Performance Factor(s) of the Chief Executive Officer of Lockheed Martin Corporation shall be determined by the Board of Directors. The Committee may, at the request of any member of the Committee, review the Individual Performance Factors of any other Participant or groups of Participants. The Committee may make adjustments to any such performance factors as it considers appropriate.

4.

ORGANIZATIONAL PERFORMANCE FACTORS – The Chief Executive Officer (for the Company) and each Business Area Executive Vice President (for each Business Area and business unit) shall identify organizational performance goals for that Plan Year on or before March 30 of that Plan Year. The Chief Executive Officer shall review the Company and Business Area organizational performance goals with the Committee. Beginning at the end of the Plan Year, the Chief Executive Officer shall evaluate the performance of the Company and each Business Area in light of their respective organizational performance goals and determine the Company’s and the Business Area Organizational Performance Factors, as provided for in Exhibit A, subject to the approval of the Committee. Each Business Area Executive Vice President shall evaluate the performance of each business unit within his or her business area in light of the business unit’s organizational performance goals and establish Organizational Performance Factors for the business units within the respective business area as provided for in Exhibit A, subject to the approval of the Chief Executive Officer. The Committee may make adjustments to any Organizational Performance Factor as it considers appropriate.

5.	APPROPRIATIONS TO THE PLAN.

A.	To the extent that the aggregate of all proposed payments of Incentive Compensation to all Participants as determined by the application of the formula set forth in Exhibit A (subject to any adjustments made by the Committee under Paragraph 3 or 4 above or pursuant to Exhibit B) exceeds the amount determined by the Committee to be available for payment, all proposed payments of Incentive Compensation to Participants shall be reduced on a pro rata basis.

B.	The Committee will recommend to the Board of Directors the authorization of the amount to be appropriated to the Plan by the Company for distribution to Participants and as computed pursuant to the provisions of this Paragraph 5. The Board of Directors may, notwithstanding any provision of the Plan, make adjustments to any proposed Incentive Compensation payment under the Plan, and subject to any such adjustments, the Board of Directors will appropriate to the Plan the amount as recommended by the Committee for distribution to the Participants; provided that, the Board of Directors may appropriate an amount which is less than the amount recommended by the Committee in which event all proposed payments of Incentive Compensation to Participants shall be reduced on a pro rata basis. Prior to the determination of the amount to be appropriated under the Plan for any Plan Year, the Board of Directors may authorize the Corporation to earmark funds or allocate funds to a separate account or trust, in either case for the purpose of making payments under the Plan.

7.	METHOD OF PAYMENT – The amount determined for each Participant with respect to each Plan Year shall be paid to such Participant in cash not later than March 15 following the Plan Year or deferred at the direction of the Committee, but only to the extent permitted under Code Section 409A, until the Participant’s termination of employment. Notwithstanding the foregoing, Participants may also elect to defer payments to the extent provided in the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan.

8.	RIGHTS OF PARTICIPANTS – All payments are subject to the discretion of the Board of Directors. No Participant shall have any right to require the Board of Directors to make any appropriation to the Plan for any Plan Year, nor shall any Participant have any vested interest or property right in any share in any amounts which may be appropriated to the Plan.

9.	AUTHORITY TO RECOVER PAYMENTS. The Board of Directors retains the authority to make retroactive adjustments to a payment made under the Plan on or after January 1, 2008 under the following circumstances:

a.	If the Board of Directors determines, after consideration of all the facts and circumstances that the Board of Directors in its sole discretion considers relevant, that either (i) the intentional misconduct or gross negligence of a Restricted Employee, or (ii) the failure of a Restricted Employee to report another person’s intentional misconduct or gross negligence of which the Restricted Employee had knowledge, contributed to the Corporation having to restate all or a portion of its financial statements filed with the Securities and Exchange Commission, then the Board of Directors may to require the Restricted Employee repay to the Corporation the difference between the amount by which the payments or awards exceeded what the payment or award would have been based on the restated financial results, as determined by the Board of Directors;

b.	If the Board of Directors, after consideration of all the facts and circumstances that the Board of Directors in its sole discretion considers relevant, determines that a Restricted Employee either (i) engaged in fraud, bribery or other illegal act, or (ii) the Restricted Employee’s intentional misconduct or gross negligence (including the failure by the Restricted Employee to report the acts of another person of which the Restricted Employee had knowledge) contributed to another person’s fraud, bribery or other illegal act, which in either case adversely impacted the Corporation’s financial position or reputation, the Board of Directors may require the Restricted Employee to repay to the Corporation the value of any payment under this Plan as determined by the Board of Directors.

The Board of Directors may delegate its authority to make determinations under this Section to the Committee.

ARTICLE VI

ADMINISTRATION

The Plan shall be administered under the direction of the Committee. The Committee shall have the right to construe the Plan, to interpret any provision thereof, to make rules and regulations relating to the Plan, and to determine any factual question arising in connection with the Plan’s operation after such investigation or hearing as the Committee may deem appropriate. Any decision made by the Committee under the provisions of this Article shall be conclusive and binding on all parties concerned. The Committee may delegate to the officers or employees of the Company the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose. The rights and obligations of the Committee under this Article VI shall be assumed by the Subcommittee in the case of Participants subject to Exhibit B.

ARTICLE VII

AMENDMENT OR TERMINATION OF PLAN

The Board of Directors shall have the right to terminate or amend this Plan at any time and to discontinue further appropriations thereto, provided that such termination or amendment shall not be made in a manner that would cause a Participant to include Incentive Compensation in gross income pursuant to Code Section 409A.

ARTICLE VIII

EFFECTIVE DATE

The Plan shall first be effective with respect to the operations of the Company for the Plan Year beginning January 1, 2006, contingent upon approval of Exhibit B by the Company’s stockholders at its 2006 annual meeting. The Plan has been amended by the Management Development and Compensation Committee on January 28, 2010.

EXHIBIT A

CALCULATION OF MANAGEMENT INCENTIVE COMPENSATION PAYMENTS

A.	AWARD FORMULA

1.	Incentive Compensation payments will be calculated by multiplying the Participant’s Annual Salary by the applicable Target Level of the Participant (determined in accordance with paragraph B below), and that result will then be multiplied by the Individual Performance Factor (as defined in C). The resulting award will be multiplied by the appropriate Organizational Performance Factor (as defined in D). Payments to Participants subject to Exhibit B shall be reduced to the extent required by Exhibit B.

2.	Partial awards for Participants who terminate employment during a Plan Year may be recommended for consideration based on the following:

Termination Method	Incentive Compensation Award

Voluntary	May be considered for a pro-rated award if on active status December 1 of the Plan Year with a minimum of six (6) full months as an active Plan Participant during the Plan Year.

Lay Off	May be pro-rated based on the conditions of the case at the discretion of the Required Approver if the Participant has a minimum of six (6) full months as an active Plan Participant during the Plan Year.

Retirement/Disability/Death	May be considered for a pro-rated award in the event the Participant has (i) a minimum of six (6) full months as an active Participant during the Plan Year ; and (ii) the Participant terminates employment with the Company on account of Retirement, Disability, or death.

3.	Pro-rated awards may be recommended for

i.	Employees who become Participants subsequent to the beginning of a Plan Year, and have a minimum of six (6) full months as active Participants during the Plan Year;

ii.	Employees who are on unpaid leave of absence for more than three (3) months and have a minimum of six (6) full months as an active Participant during the Plan Year; or

iii.	Employees who are scheduled to work less than full time (less than forty (40) hours per week) and have a minimum of six (6) full-time equivalent months as an active Participant during the Plan Year.

Any deviation from the six (6) month minimum is subject to approval by the Required Approver and the Corporate Salary Board.

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4.	Recommended awards for Participants whose Target Levels change during the Plan Year

i.	may be pro-rated (based on number of months at old versus new Target level), subject to the Required Approval

ii.	may be effective for the entire year based on the new Target Level if the new Target Level is approved prior to March 31st of the Plan Year; or

iii.	may be effective for the entire year based on the new Target Level if full-Plan Year application is approved by the Committee.

Any deviation is subject to approval by the Required Approver and/or the Corporate Salary Board as appropriate.

5.	Any calculation of Incentive Compensation under this Exhibit A shall be subject to the provisions of the Plan and Exhibit B. In the event of any conflict between the terms or application of this Exhibit A and the Plan, the Plan shall prevail. In the event of any conflict between the terms of Exhibit A and Exhibit B, Exhibit B shall prevail.

B.	TARGET LEVELS

Target Levels are based on the level of importance and responsibility of the position in the organization as determined by the Business Area Executive Vice President and/or major corporate function head subject to approval by the Executive Office.

Position	Target

Chief Executive Officer	150%
President and Chief Operating Officer	125%
Executive Vice President	75%
Senior Vice President	55% - 65%
Other Elected Officers	40% - 55%
Other Eligible Positions	15% - 60%

C.	INDIVIDUAL PERFORMANCE FACTORS

Individual performance factors are normally in increments of 0.05 for ratings above .60 and will have the following definitions:

Factor	Definition

1.20 – 1.30	Performance vastly superior to expectations and peers within the organization.

1.05 – 1.15	Consistently exceeds expected performance.

1.00	Consistently meets all requirements and expectations.

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0.80 – 0.95	Performance meets most, but not all job requirements and expectations.

0.60 – 0.75	Performance meets some objectives, but overall performance below expected levels.

0.0	Performance fails to meet job requirements.

D.	ORGANIZATIONAL PERFORMANCE FACTORS

l.	The Organizational Performance Factor will depend on the assessment of the quality of performance by each business unit, or the Corporation (in the case of corporate staff) in accomplishing the organizational performance objectives based on the following schedule:

Factor	Performance Standard

1.50	Far exceeded organizational objectives in all categories.

1.30	On balance, exceeded high performance expectations in most categories.

1.00	Achieved all objectives or on balance met high performance expectations.

0.75	Met most objectives. Overall performance was good, but not as high as possible or expected.

0.50	Met few objectives, but overall performance not as good as possible or expected.

0.0	Did not achieve sufficient overall performance level.

2.	Intermediate organizational ratings, as deemed appropriate by the Executive Office for results achieved, may be assigned normally in increments of 0.05 for ratings above 0.50.

3.	Weighting of organizational performance between business unit and corporate factors may be applied, as deemed appropriate by the Executive Office.

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EXHIBIT B

PERFORMANCE BASED AWARDS

A.	INCENTIVE COMPENSATION FOR ELECTED OFFICERS.

Notwithstanding any provision of the Plan to the contrary, Incentive Compensation awards made to an Elected Officers shall be subject to the terms of this Exhibit B. The terms of Exhibit B were approved by the stockholders of Lockheed Martin Corporation at its 2006 Annual Meeting.

B.	IDENTIFICATION OF THE ELECTED OFFICERS.

The eligible class of Participants subject to Exhibit B is those Participants who are Elected Officers on the last day of the Plan Year.

C.	LIMITATION OF INCENTIVE COMPENSATION.

Notwithstanding any other provision of this Plan to the contrary, the Incentive Compensation payable under the Plan to (i) the Elected Officer who is the Chief Executive Officer shall not exceed 0.3% of Cash Flow for the Plan Year; and (ii) each of the Participants who are Elected Officers on the last day of the Plan Year, other than the Chief Executive Officer, shall not exceed 0.2% of Cash Flow for the Plan Year. The Subcommittee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with and subject to the terms of this Plan and Code Section 162(m), on the payment of Incentive Compensation to the Elected Officers. The Subcommittee may reserve the right to reduce the amount payable under this paragraph C in accordance with any standards contained in this Plan (including Exhibit A) or on any other basis (including the Subcommittee’s discretion). Neither the Subcommittee, the Committee, nor the Board of Directors shall have the authority under this Plan to increase the amount payable under this paragraph C.

D.	SUBCOMMITTEE CERTIFICATION.

Before authorizing any Incentive Compensation payment under this Plan to a Participant who is an Elected Officer, the Subcommittee must certify in writing (by resolution or otherwise) that the payments are consistent with paragraph C of this Exhibit B and that any other material terms under this Plan for payment of a bonus were satisfied.

E.	DEFINITIONS.

For purposes of this Exhibit B,

(i) “Cash Flow” means net cash flow from operations as determined by the Subcommittee at the end of the Plan Year in accordance with generally accepted accounting principles in the United States. Cash Flow shall be determined by the Subcommittee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Subcommittee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as

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reported in its audited consolidated statement of cash flows. The Subcommittee shall have the right to specify any other adjustment that should be applied in determining Cash Flow that it deems necessary or appropriate to take into account any event recognized under any accounting policy or practice affecting the Corporation, provided the Subcommittee specifies the adjustment at or prior to the time the organizational performance goals for the Corporation are reviewed with the Subcommittee, but in no event later than March 30 of the Plan Year;

(ii) “Subcommittee” means a subcommittee of the Committee, composed solely of two or more outside directors of the Company (within the meaning of Code Section 162(m) (4) (C)) or the entire Committee if all members of the Committee are outside directors.

F.	ADMINISTRATION.

The provisions of Exhibit B shall be interpreted and administered by the Subcommittee in a manner consistent with the requirements for “performance-based compensation” under Code Section 162(m).

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